SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2005
                                                          --------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

                    1-15157                        36-2552989
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           (Commission File Number) (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000


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Item 2.02. Results of Operations and Financial Conditions
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On August 8, 2005, the Company  issued a press release  announcing the Company's second quarter 2005 earnings. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits
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(c)  Exhibits

     Exhibit No.                  Description

     99.1                         Press Release dated August 8, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2005

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr
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     James V. Faulkner, Jr.
     Vice President and General Counsel